EXHIBIT 32.0



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oregon Steel Mills, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James E. Declusin, President and Chief Executive Officer of the Company, and I, L. Ray Adams, VP of Finance, CFO and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78c(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ James E. Declusin
---------------------------------
James E. Declusin
President and Chief Executive Officer

August 9, 2004


/s/ L. Ray Adams
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L. Ray Adams
Vice President - Finance,
Chief Financial Officer, and Treasurer

August 9, 2004